[COOPER]

FIRST AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 30, 2006, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC, as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”) and as Purchaser Agent for the Market Street Purchaser Group.

RECITALS

1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of August 30, 2006 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. Clause (m) of Exhibit V to the Agreement is hereby amended and restated in its entirety to read as follows:

Cooper Tire or any of its respective Subsidiaries shall breach, default on or fail to comply with the covenant set forth in Section 5.1 (titled “Percentage of Consolidated Indebtedness to Consolidated Capitalization”) of that certain Amended and Restated Credit Agreement, dated as of September 1, 2000, among Cooper Tire, as borrower thereunder, the lenders from time to time thereto, PNC as the agent for the lenders thereunder, as such agreement has been amended, modified, waived or supplemented through the Closing Date, and without giving effect to any future amendment, modification, waiver or supplement thereto (whether or not consented to or waived by the required parties thereunder) unless PNC has given its affirmative consent thereto, as agent thereunder; provided, however, that solely for purposes of this clause (m), (x) the covenant in such Section 5.1 of such agreement shall be calculated without giving effect to any change in the unfunded post-retirement benefit liability and Consolidated Stockholder’s Equity resulting from FASB Statement No. 158, and (y) such Section 5.1 in such agreement, including any defined terms used, directly or indirectly, in such Section 5.1 of such agreement (as amended, modified, waived or supplemented consistent with the terms of this clause (m)), shall, for the purposes of this Agreement and each other Transaction Document, survive any termination of such agreement

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser and the Purchaser Agent as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller

By: /s/Charles F. Nagy
Name: Charles F. Nagy
Title: Assistant Treasurer

By: /s/Stephen O. Schroeder
Name: Stephen O. Schroeder
Title: President and Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer

By: /s/Philip G. Weaver
Name: Philip G. Weaver
Title: Vice President & Chief Financial Officer

By: /s/Stephen O. Schroeder
Name: Stephen O. Schroeder
Title: Vice President and Treasurer

Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/John T. Smathers

Name: John T. Smathers Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Purchaser Agent for the Market Street Purchaser Group

By: /s/John T. Smathers

Name: John T. Smathers Title: Vice President

MARKET STREET FUNDING LLC,

as a Related Committed Purchaser and as Conduit Purchaser

By: /s/Doris J. Hearn

Name: Doris J. Hearn Title: Vice President